                             CONSENT AND AMENDMENT

     CONSENT AND AMENDMENT (this "Consent") dated as of May 19, 2005 by and among SOVEREIGN BANK, ("Sovereign"), SOVEREIGN PRECIOUS METALS, LLC, a
Pennsylvania limited liability company ("LLC"), both with an office at One
Financial Plaza, 3rd Floor, Providence, Rhode Island 02903 and COMMERZBANK
INTERNATIONAL S.A. (together with LLC and Sovereign, the "Institutions"),
Sovereign and LLC as agents for the Institutions (collectively, the "Agent"),
FINLAY FINE JEWELRY CORPORATION, a Delaware corporation with its principal office at 529 Fifth Avenue, New York, New York 10017 ("Finlay"), and EFINLAY,
INC., a Delaware corporation with its principal office at 529 Fifth Avenue, New
York, New York 10017 ("eFinlay" together with Finlay, the "Consignees").

                                  WITNESSETH:

     WHEREAS, the Institutions, the Agent, Finlay and eFinlay are parties to an
Amended and Restated Gold Consignment Agreement dated as of March 30, 2001 (as hereafter amended, modified or supplemented from time to time in accordance with its terms, the "Agreement");

     WHEREAS, Finlay, FFJ Acquisition Corp. ("FFJ"), Carlyle & Co. Jewelers,
("Carlyle") certain stockholders of Carlyle and Russell L. Cohen are parties to a certain Agreement and Plan of Merger dated as May 19, 2005 (the "Merger
Agreement") pursuant to which FFJ, a wholly owned subsidiary of Finlay, will merge with and into Carlyle which will be the surviving entity, and pursuant to which Finlay and the other parties to the Merger Agreement will consummate the other transactions contemplated by the Merger Agreement (collectively, the
"Merger");

     WHEREAS, the Merger is prohibited under the terms and conditions of the
Agreement; and

     WHEREAS, subject to the terms and conditions hereof, the Agent and the
Institutions are willing to consent to the Merger and to amend the Agreement;

     NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and subject to the fulfillment of the conditions set forth below, the parties hereto agree as follows:

     1. Defined Terms. Unless otherwise specifically defined herein, all capitalized terms used herein shall have the respective meanings ascribed to such terms in the Agreement.

     2. Consent. Subject to the terms and conditions set forth herein (a) each of the Agent and the Institutions hereby waives the prohibition set forth in
Section 8.1.3(vi) and consents to the formation and capitalization of FFJ in connection with the Merger, and (b) and so long as, at the time of the consummation of the Merger, no Default or Event of Default has occurred and is continuing, each of the Agent and the Institutions hereby waives the prohibition set forth in Section 8.2.5(i) and consents to the Merger.

     3. Amendments.

     (a) Section 1 of the Agreement is amended by inserting the following defined terms in alphabetical order:

          "Carlyle: Carlyle & Co. Jewelers, a Delaware corporation."

          "Carlyle Credit Card Services Agreement: that certain Merchant Credit
     Card Agreement dated as of May 9, 2002 by and among Carlyle, certain
     Subsidiaries of Carlyle and Paymentech Merchant Services, Inc. and/or any
     similar agreement providing for credit card services, as each may be amended, modified, supplemented, restated, renewed, replaced or extended from time to time."

          "Carlyle Employment Agreements: the employment agreements between a
     Consignee or any Subsidiary of a Consignee and John Cohen and Russell
     Cohen, respectively, as each may be amended, modified, supplemented, restated, renewed, replaced or extended from time to time in accordance with its terms and the limitations set forth in Section 8.2.9 hereof."

          "Carlyle Merger Agreement: that certain Agreement and Plan of Merger dated as of May 19, 2005 among Finlay, FFJ Acquisition Corp. ("FFJ"),
     Carlyle, certain stockholders of Carlyle and Russell L. Cohen, as it may be amended, modified, supplemented, restated or replaced from time to time.

          "Carlyle Receivables Purchase Agreements: (i) that certain Credit Card
     Program and Security Agreement dated September 28, 1998 between Carlyle and
     Hudson United Bank, doing business through its unincorporated division
     Shoppers Charge Accounts Co., that certain Operating Agreement, undated, between Carlyle and Hudson United Bank, doing business through its unincorporated division Shoppers Charge Accounts Co., and all related documents and agreements executed or delivered in connection therewith, and/or (ii) any similar agreement providing for a receivable purchase program, as each may be amended, modified, supplemented, restated, renewed, replaced or extended from time to time."

          "Rolex Security Agreement: that certain Security Agreement dated as of
     May 19, 2005 by and between Rolex Watch U.S.A., Inc. and any affiliate thereof, and their respective successors and assigns, and Carlyle, as such agreement may be amended, modified, supplemented, restated, renewed, replaced or extended from time to time."

     (b) Section 8.2.1 of the Agreement is amended by (i) inserting the words ", and secured Current Liabilities of a Consignee or any Subsidiaries incurred in the ordinary course of business to Rolex Watch U.S.A., Inc. and its affiliates, and their respective successors and assigns, so long as the security interests securing such Current Liabilities are limited to the security interests granted under the Rolex Security Agreement" after the words "other than unsecured
Current Liabilities for Indebtedness for Borrowed Money" in clause (iii)
thereof, and (ii) inserting new clauses (xxii) through (xxvii) which shall read as follows:

          "(xxii) Indebtedness consisting of intercompany loans and advances made by a Consignee or any Subsidiary of a Consignee to another Consignee or Subsidiary of a Consignee; provided, that: (A) each Consignee shall record all intercompany loans and advances on its books and records in a manner

                                      -2-

     reasonably satisfactory to the Agent; (B) the obligations of each Consignee under any such intercompany loans or advances shall be subordinated to the
     Obligations of such Consignee hereunder in a manner reasonably satisfactory to Agent; (C) at the time any such intercompany loan or advance is made by any Consignee and after giving effect thereto, such Consignee shall be solvent; and (D) no Default or Event of Default would occur and be continuing after giving effect to any such proposed intercompany loan or advance;

          (xxiii) Indebtedness, if any, under the Carlyle Employment Agreements;

          (xxiv) Indebtedness, if any, under the Carlyle Receivables Purchase
     Agreements;

          (xxv) Indebtedness, if any, under the Carlyle Credit Card Services
     Agreement;

          (xxvi) guaranties and similar obligations expressly permitted under
     Section 8.2.3 hereof; and

          (xxvii) Indebtedness of Finlay and FFJ consisting of indemnification obligations under the Carlyle Merger Agreement."

     For the avoidance of doubt, Carlyle shall be permitted to honor its pledge to Hospice and Pallative Care of Greensboro to donate $25,000 in amounts of
$5,000 per year for each fiscal year from 2006 to 2011.

     (b) Section 8.2.2 of the Agreement is amended by inserting new clauses
(xvii) through (xix) which shall read as follows:

          "(xvii) Liens on funds deposited in any credit card services account in connection with the Credit Card Services Agreement;

          (xviii) Liens in favor of a purchaser upon purchased accounts granted pursuant to the Carlyle Receivables Purchase Agreements; and

          (xix) Liens in favor of Rolex Watch U.S.A., Inc. (for the benefit of itself and its affiliates and their respective successors and assigns)
     granted pursuant to the Rolex Security Agreement."

     (c) Section 8.2.3 of the Agreement is amended by (i) inserting the words ";
and (E) the "split-dollar" life insurance benefits/arrangements provided for under the Carlyle Employment Agreements" after the words "no Default or Event of
Default was continuing;" in clause (ix) thereof, (ii) deleting the reference to subclause (A) contained in the proviso to clause (vi) thereof, and (iii)
inserting new clauses (xxv) through (xxvii) which shall read as follows:

          "(xxv) guaranties by a Consignee or any Subsidiary of a Consignee of
     any obligations of any other Consignee or Subsidiary of a Consignee, so long as, the obligations of the other Consignee or Subsidiary are otherwise permitted hereunder;

          (xxvi) guaranties by a Consignee or any Subsidiary of a Consignee of
     any of the rental or other obligations of any other Consignee or Subsidiary of a Consignee under any real property or other operating lease; and

                                      -3-

          (xxvii) guaranties by a Consignee or any Subsidiary of a Consignee of
     the Senior Notes (2012) to the extent required under the indenture pertaining thereto."

     For avoidance of doubt, Carlyle and its Subsidiaries are deemed to be approved Subsidiaries under Section 8.2.3(vi).

     (d) Section 8.2.5(iii) of the Agreement is amended by inserting new subclauses (L), (M) and (N) after subclause (K) thereof which shall read as follows:

          "(L) the closing of any retail store or other location, (M) the sale, transfer and assignment by a Consignee or any Subsidiary of a Consignee to
     Finlay Merchandising & Buying, Inc. of any trademarks (and concomitant licensing of such trademarks to a Consignee of any Subsidiary of a
     Consignee), (N) sales of accounts receivable under the Carlyle Receivables
     Purchase Agreements or any transaction contemplated by the Carlyle Credit
     Card Services Agreement, or (O) the transfers and assignments of the life insurance policies previously maintained by Carlyle on the lives of Richard
     Backer, Martin Bernstein and Lawrence Cohen to the respective beneficiaries thereof as provided for in the Carlyle Merger Agreement."

     (e) Notwithstanding anything to the contrary contained Section 8.2.6 of the
Agreement, Carlyle and its Subsidiaries may (i) change their fiscal year to
Finlay's fiscal year, and (ii) conduct their businesses as conducted by them immediately prior to their acquisition by Finlay, including the leasing and operation of independent retail stores for the sale of fine jewelry, fine giftware and related products and services.

     (f) For avoidance of doubt, with respect to Section 8.2.7 of the Agreement,
Carlyle and its Subsidiaries may have and enter into consignment transactions in the ordinary course of their respective businesses in accordance with their respective past practices.

     (g) Section 8.2.8 of the Agreement is amended by inserting a new subclause
(iv) after subclause (iii) thereof which shall read as follows:

          "; and (iv) repayments and/or prepayments on account of intercompany
     Indebtedness permitted to be incurred under Section 8.2.1(xxii)."

     (h) Notwithstanding anything to the contrary contained in Section 8.2.10,
Carlyle and its Subsidiaries may have and operate factory outlet stores.

     (i) Schedule V (Subsidiaries) and Schedule XI (Certain Transactions) to the
Agreement are supplemented by Schedule V and Schedule XI to this Consent, respectively.

     4. Representations and Warranties. Each of the Consignees represents and warrants as follows (which representations and warranties shall survive the execution and delivery of this Consent):

     (a) Each of the Consignees has taken all necessary action to authorize the execution, delivery and performance of this Consent.

     (b) This Consent has been duly executed and delivered by the Consignees and the acknowledgement attached hereto has been duly executed and delivered by each
Consignee. This Consent and the Agreement as affected hereby constitute the legal, valid and binding obligation of the Consignees, enforceable against them in accordance with their respective terms,

                                      -4-

subject to applicable bankruptcy, reorganization, insolvency, fraudulent conveyance or transfer, moratorium and similar laws affecting the enforcement of creditors' rights generally and by general equity principles.

     (c) No consent or approval of any person, firm, corporation or entity, and no consent, license, approval or authorization of any governmental authority is or will be required in connection with the execution, delivery, performance, validity or enforcement of this Consent other than any such consent, approval, license or authorization which has been obtained and remains in full force and effect or where the failure to obtain such consent, approval, license or authorization would not result in a Material Adverse Effect.

     (d) After giving effect to this Consent, each of the Consignees is in compliance with all covenants and agreements applicable to it set forth in the
Agreement and each of the other Consignment Documents.

     (e) After giving effect to this Consent, no event has occurred and is continuing which constitutes a Default or an Event of Default.

     (f) All representations and warranties contained in the Agreement, as modified by this Consent, and each of the other Consignment Documents are true and correct in all material respects as of the date hereof, except to the extent that any representation or warranty relates to a specified date, in which case such are true and correct in all material respects as of the specific date to which such representations and warranties relate.

     5. Effective Date. The provisions of Sections 2 and 3 hereof shall become effective as of May 19, 2005 (the "Effective Date") upon the occurrence of each of the following, each in form and substance satisfactorily to the Agent: (i)
this Consent shall have been duly executed and delivered by each of the
Consignees, the Agent and the Institutions; and (ii) the Dollar Agent and the
requisite lenders under the Dollar Facility shall have consented to the Merger.

     6. Intentionally Deleted.

     7. Expenses. The Consignees agree to pay on demand all costs and expenses, including reasonable attorneys' fees of the Agent incurred in connection with this Consent.

     8. Continued Effectiveness. The term "Agreement", "hereof", "herein" and similar terms as used in the Agreement, and references in the other Consignment
Documents to the Agreement, shall mean and refer to, from and after the
Effective Date, the Agreement as affected by this Consent. Each of the
Consignees hereby agrees that all of the covenants and agreements contained in the Agreement and the other Consignment Documents are hereby ratified and confirmed in all respects.

     9. Counterparts. This Consent may be executed in counterparts, each of which shall be an original, and all of which, taken together, shall constitute a single instrument. Delivery of an executed counterpart of a signature page to this Consent by telecopier shall be effective as delivery of a manually executed counterpart of this Consent.

     10. Governing Law. This Consent shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts without giving effect to the conflict of laws provisions thereof.

     11. Limitation of Consent. Etc. The consents and agreements herein granted shall not extend to or affect any obligations not expressly consented to or amended herein and shall not

                                      -5-

impair any right of the Agent or the Institutions consequent thereon. No consent herein granted or agreement herein made shall extend beyond the terms expressly set forth herein for such consent or agreement, nor shall anything contained herein be deemed to imply any willingness of the Agent or the Institutions to agree to, or otherwise prejudice any rights of the Agent; or the Institutions with respect to, any similar consents or agreements that may be requested for any future period. Except as specifically consented to, extended or amended hereby, each of the terms and conditions of the Agreement and the other
Consignment Documents is hereby ratified and confirmed and shall remain in full force and effect. Except for the specific agreements contained herein, nothing contained herein shall in anyway prejudice, impair or affect any rights or remedies of the Institutions or the Agent under the Agreement and the other
Consignment Documents.

                  [Reminder of page intentionally left blank.]

                                      -6-

     IN WITNESS WHEREOF, the undersigned have duly executed this Consent as a sealed instrument as of the date first above written.

                                        FINLAY FINE JEWELRY CORPORATION

                                        By: /s/ Bruce Zurlnick
                                            ------------------------------------
                                        Name: Bruce Zurlnick
                                        Title: Senior Vice President, Treasurer
                                               and Chief Financial Officer

                                        EFINLAY, INC.

                                        By: /s/ Bruce Zurlnick
                                            ------------------------------------
                                        Name: Bruce Zurlnick
                                        Title: Senior Vice President, Treasurer
                                               and Chief Financial Officer

                                        SOVEREIGN BANK,
                                        individually and as a Bank

                                        By: /s/ Janice M. Stinchfield
                                            ------------------------------------
                                        Name: Janice M. Stinchfield
                                        Title: Vice President

                                        SOVEREIGN PRECIOUS METALS, LLC,
                                        individually and as Agent

                                        By: /s/ Janice M. Stinchfield
                                            ------------------------------------
                                        Name: Janice M. Stinchfield
                                        Title: Vice President

                                        COMMERZBANK INTERNATIONAL S.A.

                                        By: /s/ M. Jahns, E. Geister
                                            ------------------------------------
                                        Name: M. Jahns, E. Geister
                                        Title: Vice President, Vice President

                    [Signature page to Consent and Amendment]

                     [Schedule XI to Consent and Amendment]

Pursuant to Item 601(b)(2) of Regulation S-K, the following is a list of omitted schedules to the Consent and Amendment. Finlay agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

         Schedule V                                Subsidiaries
         Schedule XI                               Certain Transactions